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                             UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                             FORM 8-K

                           CURRENT REPORT

              Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



                  Date of Report: April 14, 1999

                       CFSB BANCORP, INC.
                  (Exact name of registrant as
                    specified in its charter)


          Delaware               0-18609         38-2920051
(State or other jurisdiction  (Commission     (I.R.S. Employer
of incorporation)             File Number)   Identification No.)


      112 East Allegan Street, Lansing, Michigan  48933
     (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:
                        (517) 371-2911

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Item 5.  Other Events
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     The Registrant is hereby filing its Press Release, dated
April 13, 1999, reporting its financial condition and results of operations at, and for the quarter ended March 31, 1999.


Item 7.  Financial Statement, Pro Forma Financial Information
         and Exhibits
-------------------------------------------------------------

     (c)  Exhibits:

          99.1 CFSB Press Release dated April 13, 1999.


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                     SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CFSB Bancorp, Inc.
                                   (Registrant)


Date: April 14, 1999         By: /s/John W. Abbott
                                 -------------------------
                                 John W. Abbott
                                 Executive Vice President and
                                 Chief Operating Officer